Exhibit 13.01

CERTIFICATION

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

(Subsections (A) and (B) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Tele Norte Leste Participações S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2007 of the Company, as amended by the Form 20-F/A to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2008

/s/ Luiz Eduardo Falco Pires Corrêa
Name: Luiz Eduardo Falco Pires Corrêa
Title: Chief Executive Officer

Date: August 15, 2008

/s/ José Luís Magalhães Salazar
Name: José Luís Magalhães Salazar
Title: Chief Financial Officer